UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2020

SKKYNET CLOUD SYSTEMS INC.
(Exact name of registrant as specified in charter)

Nevada	000-54747	45-37578485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road Suite 306, Mississauga, Ontario, Canada	L5N 2X7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 702-7851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On June 23, 2020, Skkynet Cloud Systems, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent registered public accounting firm.

The decision to dismiss MaloneBailey was recommended to and approved by the Company’s Board of Directors.

The reports of MaloneBailey on the Company’s financial statements as of and for the fiscal years ended October 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2019 and 2018, and the subsequent interim period through April 30, 2020, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter thereof in its report for such fiscal years, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended October 31, 2019.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished MaloneBailey with a copy of this Form 8-K on June 23, 2020, providing MaloneBailey with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to MaloneBailey and, if not, stating the respect in which it does not agree. A copy of MaloneBailey’s letter, dated June 24, 2020 is filed as Exhibit 16.1 herewith.

(b) On June 23, 2020, the Company appointed Fruci & Associates II, PLLC (“Fruci & Associates”), as its independent registered public accounting firm.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of Fruci & Associates, neither the Company nor anyone acting on our behalf, has consulted with Fruci & Associates regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Fruci & Associates as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Malone Bailey

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS INC.

Dated: June 25, 2020	By:	/s/ Paul Thomas
	Name:	Paul Thomas
	Title:	President

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